                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                             Deli Solar (USA), Inc.

                    (formerly Meditech Pharmaceuticals, Inc.)
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        000-12561                 95-3819300
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

                558 Lime Rock Road, Lime Rock, Connecticut 06039

           (Address of principal execute offices, including zip code)

                                  (860)435-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year.

         (a) Effective August 15, 2005 the Registrant caused its Articles of
Incorporation to be amended as follows:

          "Article FIRST of the Restated Articles of Incorporation, filed with the office of Secretary of State of the State of Nevada on March 21,
          2005 is deleted in its entirety and the following is added:

                     'FIRST: The name of the corporation is:
                            Deli Solar (USA), Inc.'"

         (b) Effective August 15, 2005 the number of the authorized shares of
Registrant's common stock (par value $0.001 per share) was decreased from
400,000,000 shares to 66,666,667 shares. The par value of each share remained the same.

ITEM 9.01 Financial Statements and Exhibits

         (c) Exhibits                Name of Exhibit
             ---------               ---------------

               99.1                  Press release of Registrant dated
                                     August 15,2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2005                   Deli Solar (USA), Inc.
                                        (Registrant)

                                        By: /s/ Deli Du
                                           -------------------------------------
                                           Deli Du
                                           President and Chief Executive Officer